Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

BALL CORPORATION

(Exact name of obligor as specified in its charter)

Indiana	35-0160610
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerosol and Specialty Container Holding Corporation

(Exact name of obligor as specified in its charter)

Delaware	06-1094196
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerosol and Specialty Container Inc.
(Exact name of obligor as specified in its charter)

Delaware	06-1145011
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerospace & Technologies Corp.
(Exact name of obligor as specified in its charter)

Delaware	84-1315001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Delaware Holdings, LLC
(Exact name of obligor as specified in its charter)

Delaware	33-1022314
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Beverage Container Corp.
(Exact name of obligor as specified in its charter)

Colorado	84-1326644
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Food Container Corp.
(Exact name of obligor as specified in its charter)

Delaware	22-2414869
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Food Container, LLC
(Exact name of obligor as specified in its charter)

Delaware	84-1534521
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Packaging Sales Corp.
(Exact name of obligor as specified in its charter)

Colorado	84-1326641
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Packaging Corp.
(Exact name of obligor as specified in its charter)

Colorado	84-1326640
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10 Longs Peak Drive P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Pan-European Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware	33-1022314
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

14270 Ramona Avenue Chino, California	91710
(Address of principal executive offices)	(Zip code)

Ball Plastic Container Corp.
(Exact name of obligor as specified in its charter)

Colorado	84-1326643
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Technologies Holdings Corp.

(Exact name of obligor as specified in its charter)

Colorado	84-1220333
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

BG Holdings I, Inc.
(Exact name of obligor as specified in its charter)

Delaware	35-1960867
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

BG Holdings II, Inc.
(Exact name of obligor as specified in its charter)

Delaware	35-1960866
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Efratom Holding, Inc.
(Exact name of obligor as specified in its charter)

Colorado	31-1421208
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Latas de Aluminio Ball, Inc.
(Exact name of obligor as specified in its charter)

Delaware	54-1088943
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

9300 West 108th Circle
Broomfield, Colorado	80021-3682
(Address of principal executive offices)	(Zip code)

Metal Packaging International, Inc.

(Exact name of obligor as specified in its charter)

Colorado	84-1111796
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

USC May Verpackungen Holding Inc.
(Exact name of obligor as specified in its charter)

Delaware	36-4335392
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Debt Securities and Guarantees of Debt Securities
(Title of the indenture securities)

1.             General information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

 (b)                               Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.                                       A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.                                       The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 23rd day of February, 2009.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/S/ RAYMOND TORRES
Name:	RAYMOND TORRES
Title:	ASSISTANT VICE PRESIDENT